UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2013

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

120 Broadway, 27th Floor, New York, NY	10271
(Address of Principal Executive Offices)	(Zip Code)

(212) 417-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

Attached hereto as Exhibit 99.1 and incorporated by reference herein, is a transcript of a conference call of National Holdings Corporation, a Delaware corporation (the "Company"), in connection with the Agreement and Plan of Merger, dated June 20, 2013, among the Company, National Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, and Gilman Ciocia, Inc., a Delaware corporation ("Gilman").

Additional Information and Where to Find it

The Company will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Gilman and a prospectus of the Company relating to the Company's proposed acquisition of Gilman. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about the Company, Gilman, and the proposed acquisition. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus (when they become available) may be obtained free of charge from the Company and Gilman. Security holders may also read and copy any reports, statements and other information filed by the Company and Gilman with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

The Company, Gilman, and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition. Information regarding the Company's directors and executive officers is available in the Company's proxy statement filed with the SEC on March 11, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding Gilman's directors and executive officers is available in Gilman's proxy statement filed with the SEC on November 30, 2012 in connection with its 2013 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Transcript of conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation
(Registrant)

Date: June 24, 2013	By:	/s/Mark Klein
Mark Klein
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of conference call.